EXHIBIT 24


                                POWER OF ATTORNEY

         I hereby appoint Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                             s/ Michael T. Chalifoux
                             Michael T. Chalifoux
                             Sr. Vice President
                             Chief Financial Officer


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                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Richard N. Cooper
                                 Print Name:  Richard N. Cooper
                                 Title: Director



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                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Barbara S. Feigin
                                 Print Name:  Barbara S. Feigin
                                 Title: Director



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                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Theodore D. Nierenberg
                                 Print Name:  Theodore D. Nierenberg
                                 Title: Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Hugh G. Robinson
                                 Print Name:  Hugh G. Robinson
                                 Title: Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Walter J. Salmon
                                 Print Name:  Walter J. Salmon
                                 Title: Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Mikael Salovaara
                                 Print Name:  Mikael Salovaara
                                 Title: Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/John W. Snow
                                 Print Name:  John W. Snow
                                 Title: Director


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                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                             s/Richard L. Sharp
                             Richard L. Sharp, Chairman,
                             Chief Executive Officer


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                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Edward Villanueva
                                 Print Name:  Edward Villanueva
                                 Title: Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1997 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Alan Wurtzel
                                 Print Name:  Alan Wurtzel
                                 Title:  Vice-Chairman and Director